Exhibit 10.26.9

AMENDMENT NO. 9

TO THE

SYNC GENERATION 2 ON-BOARD NAVIGATION AGREEMENT

BETWEEN

FORD MOTOR COMPANY AND TELENAV, INC.

THIS AMENDMENT NO. 9 (“Amendment”), effective as of May 11, 2012 (“Amendment Effective Date”) supplements and amends the terms of the SYNC Generation 2 On-Board Navigation Agreement, dated October 12, 2009 (“Agreement”), by and between Ford Motor Company (“Buyer” or “Ford”), a Delaware corporation with its principal office at One American Road, Dearborn, Michigan 48126, on behalf of itself and the Ford Related Companies, and TeleNav, Inc. (“Supplier” or “TeleNav”), a Delaware corporation with its principal office at 950 De Guigne Drive, Sunnyvale, CA 94085, on behalf of itself and the TeleNav Related Companies. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Agreement.

In consideration of the mutual promises and covenants contained in this Amendment, the parties agree as follows:

1.	Agreement, Attachment V: Pricing and Royalty, in Subsection 1.d.2, delete the following bullet point:

“Ford will pay TeleNav [*****] per SD Card for Software Upgrade fees (as stated in Section 2c of Attachment V) which will be attributed to the payment of [*****] Software Upgrade fees until fully paid” and replace with the following:

“Ford will pay TeleNav [*****] per SD Card for Software Upgrade fees (as stated in Section 2c of Attachment V) and for [*****]. Such [*****] per SD card will be attributed first to the payment of the [*****] until fully paid, and thereafter to the payment of the [*****] until fully paid.”

2.	Agreement, Attachment V: Pricing and Royalty, in Subsection 1.d.2, delete the following bullet point:

“Ford will pay TeleNav [*****] per SD Card for [*****] which will be attributed to the payment of [*****] for the [*****] until fully paid” and replace with the following:

“Ford will pay TeleNav [*****] per SD Card for [*****] and for [*****]. Such [*****] per SD card will be attributed first to the payment of [*****] until fully paid, and thereafter to the payment of [*****] until fully paid.”

3.	Agreement, Attachment V: Pricing and Royalty, in Subsection 1.d.2, delete the following bullet point:

“Ford will pay TeleNav [*****] per SD Card for the Additional NRE for Change Order No. 1 (as stated in Section 5a of Attachment V and as amended by Amendment No. 7) and for the [*****] under Amendment No. 8. Such [*****] per SD Card will be attributed first to the payment of the [*****] until fully paid, and thereafter to the payment of the [*****] until fully paid” and replace with the following:

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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“Ford will pay TeleNav [*****] per SD Card for the Additional NRE for Change Order No. 1 (as stated in Section 5a of Attachment V and as amended by Amendment No. 7), for the [*****] under Amendment No. 8, and for [*****]. Such [*****] per SD Card will be attributed first to the payment of the [*****] until fully paid, second to the payment of the [*****] until fully paid, and finally to the payment of [*****] until fully paid”.

4.	Agreement, Attachment V: Pricing and Royalty, after Section 10, add the following new section:

“11. For purposes of Amendment No. 9, the parties approve and agree to implement the requirements of the [*****] attached as Exhibit CC to Amendment No. 9 and incorporated by reference herein, and the total fees associated with the [*****] set forth in Exhibit CC shall be [*****], of which [*****] will not be covered by PO [*****] and the remainder [*****] will be covered by PO [*****].”

5.	Notwithstanding anything to the contrary in the Agreement, the [*****] and [*****] listed in Exhibit DD constitute the latest [*****] specification and specifically supersede [*****].

6.	Exhibits CC and DD are attached hereto and incorporated by reference herein.

Except as modified and amended by this Amendment, the terms of the Agreement are ratified and confirmed by the parties hereto. This Amendment is incorporated into and made a part of the Agreement by the parties.

IN WITNESS WHEREOF, the parties have executed this Amendment by their authorized representatives as of the Amendment Effective Date.

FORD MOTOR COMPANY		TELENAV, INC.

By:	/s/ Melissa Sheahan	By:	/s/ Michael W. Strambi
	(Signature)		(Signature)

Name:	Melissa Sheahan	Name:	Michael W. Strambi
	(Printed Name)		(Printed Name)

Title:	SYNC Software Buyer	Title:	CFO

Date:	6/4/12	Date:	6/7/12

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT CC

[*****]

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****] [*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
			[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT DD

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
[*****]	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
[*****]	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
[*****]	[*****]	[*****]
	[*****]	[*****]
[*****]	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

05/11/12	Pg. 4 of 4